                                                                    EXHIBIT 10.4


                   STACK PHARMACEUTICALS CONSULTING AGREEMENT

This Consulting Agreement (hereinafter "Agreement") made and entered into this 23rd day of December, 2000 by and between ENDEAVOR Pharmaceuticals, Inc., a Delaware corporation, having its principal place of business at 127 Racine Drive, Wilmington, North Carolina 28403 (hereinafter "ENDEAVOR") and Stack Pharmaceuticals, Inc., a Delaware corporation, having its principal place of business at 5 Sylvan Way, Parsippany, New Jersey 07054 (hereinafter "STACK PHARMACEUTICALS").

                                   BACKGROUND

STACK PHARMACEUTICALS has significant expertise in pharmaceutical marketing, sales, and strategic planning. STACK PHARMACEUTICALS has agreed to assist ENDEAVOR by providing consulting services in these areas. The parties will define projects during the course of this consulting relationship, and STACK PHARMACEUTICALS will assign appropriate personnel to perform the assigned services. STACK PHARMACEUTICALS will also provide ENDEAVOR with advice from time to time with respect to STACK PHARMACEUTICALS' areas of expertise.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth hereinafter and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1.       SCOPE OF SERVICES

         STACK PHARMACEUTICALS will provide consulting services to ENDEAVOR based on a daily rate for such services as more fully described below. Consulting services will be provided by mutual agreement of the parties with regard to scope and estimated time/personnel requirements, and may include, but not be limited to, (i) strategic business planning, (ii) marketing and sales strategic development, (iii) performing ENDEAVOR's marketing and sales functions on an outsourced basis, and (iv) assisting with ENDEAVOR's hiring of personnel, (collectively "Services").

2.       CONSIDERATION FOR SERVICES

         STACK PHARMACEUTICALS will provide Services to ENDEAVOR on an hourly basis in exchange for the following consideration:

         A. CASH COMPENSATION. STACK PHARMACEUTICALS will be paid cash compensation based on the daily rates (or appropriate fraction thereof) applicable to each category of STACK PHARMACEUTICALS' personnel as set forth on Schedule #1, attached hereto.

         B. WARRANTS. STACK PHARMACEUTICALS shall be granted warrants exercisable for ENDEAVOR common stock ("Warrants") in the quantities and under the terms and conditions set forth in Schedule #2, attached hereto. The grant of Warrants set forth in this Agreement shall be conditioned upon and subject to STACK PHARMACEUTICALS executing an agreement to be bound by ENDEAVOR's Securityholders Agreement in the form of Exhibit C, attached hereto.

         C. EXPENSES. ENDEAVOR shall reimburse STACK PHARMACEUTICALS for reasonable out-of-pocket expenses incurred within the scope of providing Services to ENDEAVOR, including, but not limited to, travel expenses and express delivery services. STACK PHARMACEUTICALS shall obtain receipts for all expenses to be reimbursed by ENDEAVOR and shall submit said receipts with the claims for reimbursement.

         D. PAYMENT. STACK PHARMACEUTICALS shall deliver to ENDEAVOR monthly invoices for Services provided hereunder and reimbursable expenses, and such invoices shall reflect the total consulting hours worked for each project, allocated by individual, and itemized reimbursable expenses. ENDEAVOR shall pay the accumulated consulting cash fees and expense reimbursements to STACK PHARMACEUTICALS within thirty (30) days of receipt of invoice. Warrants shall be issued, as earned in accordance with the terms hereof, within sixty (60) days of the close of the relevant calendar quarter.

3.       RELATIONSHIP BETWEEN THE PARTIES

         The relationship of the parties shall be that of an independent contractor, and neither party shall have the ability to act as agent for, or bind the other party. As an independent contractor, STACK PHARMACEUTICALS, its principals, stockholders, employees and agents shall not be entitled to any pension, stock, bonus, profit sharing, health, or similar benefits which are available to ENDEAVOR employees.

4.       TERM AND TERMINATION OF AGREEMENT

         This Agreement shall continue for a period of one (1) year. The parties may renew the Agreement by mutual written consent; however, the parties recognize that any such renewal will be subject to a renegotiation of compensation rates and warrant terms and conditions, including warrant exercise prices and vesting schedules. This Agreement is for consulting on an independent contractor basis and as such can be terminated by either party at any time without prior notice. Subsequent to termination, ENDEAVOR shall be obligated to pay STACK PHARMACEUTICALS the consideration specified above, including Warrants earned (with an accounting of Vested Warrants and Milestone Warrants), for all hours of work performed and reimbursable expenses incurred prior to receipt of notice of termination pursuant to the terms of this Agreement.

5.       CONFIDENTIALITY, WORK FOR HIRE, AND ASSIGNMENT OF INVENTION

         The parties have entered into a separate agreement dated September 25, 2000, that is attached hereto and incorporated herein as Exhibit E. The Confidentiality Agreement is hereby made part of, and is to be construed with, this Agreement.

6.       AMENDMENT, ASSIGNMENT, AND CHOICE OF LAWS.

         This Agreement may be amended only by written instrument executed by both parties. This Agreement shall be interpreted in accordance with the laws of the State of North Carolina.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in their respective corporate names by duly authorized officers, as of the day and year first above written.


STACK PHARMACEUTICALS, INC.



By: /s/ David Stack
   -------------------------------
      David Stack, President



ENDEAVOR PHARMACEUTICALS, INC.



By: /s/ R. Forrest Waldon
   -------------------------------
    R. Forrest Waldon, President

                                                                     SCHEDULE #1

The following daily cash compensation (or appropriate fractional portion thereof) shall paid to STACK PHARMACEUTICALS for Services provided to ENDEAVOR based on the category of personnel providing such Services:

CATEGORY OF PERSONNEL                                    DAILY CHARGE
---------------------                                    ------------
Senior Partner                                             $1,500.00
Partner                                                    $1,500.00
Associate                                                    $200.00

                                                                     SCHEDULE #2

ENDEAVOR shall grant Warrants to STACK PHARMACEUTICALS based upon the level of Services provided each calendar quarter (or fraction thereof). The number of shares of ENDEAVOR Common Stock covered by Warrants shall be based upon the cumulative cash compensation earned by STACK PHARMACEUTICALS pursuant to this Agreement during each such calendar quarter (or fraction thereof) for Services rendered. Warrants granted shall fall into two different vesting schedules: (1) the first type of Warrant shall be immediately vested upon issuance to STACK PHARMACEUTICALS (the "Vested Warrant"); and the second type of Warrant shall vest based upon ENDEAVOR achieving certain milestones (the "Milestone Warrant"). The terms and conditions of each of the above-described Warrants shall be in the substantial form of Exhibits A and B attached hereto for the Vested Warrant and the Milestone Warrant, respectively. The rate at which Warrants shall be granted to STACK PHARMACEUTICALS for Services shall be based on the following schedule:

CASH COMPENSATION FOR SERVICES                         GRANTED WARRANTS

For each $1500 of cash compensation                     - 75 Vested Warrants
Pursuant to Section 2.A. of the Agreement               -150 Milestone Warrants

Actual grants will be rounded to the nearest whole number to avoid fractional shares.

The Warrants shall be subject to the 2000 Warrant Plan (the "Warrant Plan") attached hereto as Exhibit D. The above Warrants shall be awarded within thirty
(30) days of the end of each calendar quarter, subject to STACK PHARMACEUTICALS' compliance with the terms of this Agreement.

EXHIBIT A: FORM OF VESTED WARRANT
         1.       Term: 5 yrs
         2.       Vesting Schedule: Immediate
         3.       Exercise Price: $20
         4.       Acceleration on a Change of Control

EXHIBIT B: FORM OF MILESTONE WARRANT
         1.       Term: 5yrs
         2.       Vesting Schedule:
                  A. 33% upon hiring of a Vice President of Marketing and Sales recommended by STACK PHARMACEUTICALS
                  B.       33% upon completion of an IPO
                  C. 34% upon ENDEAVOR's CE Product achieving annualized sales (i.e. a run rate) of $50 million.
         3.       Exercise Price of $10
         4.       Acceleration on a Change of Control

EXHIBIT C: AGREEMENT TO BE BOUND BY SECURITYHOLDERS AGREEMENT

EXHIBIT D: WARRANT PLAN

EXHIBIT E: CONFIDENTIALITY AGREEMENT

                                                                       Exhibit A

NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. NEITHER SUCH WARRANTS NOR SUCH SHARES MAY BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

THE SALE, ASSIGNMENT, HYPOTHECATION, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION (EACH A "TRANSFER") OF ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THE SECURITYHOLDERS AGREEMENT AMONG THE COMPANY AND THE SECURITYHOLDERS NAMED THEREIN, A COPY OF WHICH MAY BE INSPECTED AT THE COMPANY'S PRINCIPAL OFFICE. THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF THE SECURITYHOLDERS AGREEMENT.


DATED:
      -----------------------------

                                 VESTED WARRANT
                       TO PURCHASE SHARES OF COMMON STOCK
                        OF ENDEAVOR PHARMACEUTICALS, INC.

Warrant No.                                                               Shares
           --------------------                      ---------------------

         This certifies that, for and in consideration of value received, ______ ___________________________ (the "Undersigned"), or his/her assigns
(collectively, the "Warrantholder"), is entitled to purchase from Endeavor Pharmaceuticals, Inc., a corporation incorporated under the laws of the State of Delaware (the "Company"), subject to the terms and conditions hereof, at any time on or after the Initial Issuance Date (as defined herein), and before 5:00 P.M. Eastern Standard Time (EST) on the Expiration Date (as defined herein), up to ________________________________ (__________________________) fully paid and non-assessable shares of Common Stock, par value $.01 per share ("Common Stock") of the Company at the Exercise Price (as defined herein), subject to the provisions and upon the terms and conditions hereinafter set forth. The Exercise Price and the number of shares purchasable upon exercise of this Warrant are subject to adjustment from time to time upon the occurrence of certain events as set forth herein.

                                   ARTICLE I

         Section 1.01 Definition of Terms. As used in this Warrant, the following capitalized terms shall have the following respective meanings:

         (a) Business Day: A day other than a Saturday, Sunday or other day on which banks in the State of North Carolina are authorized by law to remain closed.

         (b) Common Stock: The Company's Common Stock, par value $.01 per share.

         (c)      Exercise Price: $20.00 per Warrant Share.

         (d) Expiration Date: The fifth anniversary of the Initial Issuance Date, provided that if such day is not a Business Day, the next succeeding day which is a Business Day.

         (e) Initial Issuance Date: The date of this Warrant as reflected on the cover page hereof.

         (f) Person: An individual, partnership, joint venture, corporation, trust, unincorporated organization or government of any department or agency thereof.

         (g) Plan: The Endeavor Pharmaceuticals, Inc. 2000 Warrant Plan for Consultants.

         (h) Services: The consulting services provided by the Undersigned to the Company pursuant to the consulting arrangement between the Company and the Undersigned.

         (i) Warrant: This warrant instrument between the Company and the Warrantholder.

         (j) Warrant Shares: Shares of Common Stock purchased or purchasable upon exercise of this Warrant.

                                   ARTICLE II

                        DURATION AND EXERCISE OF WARRANT

         Section 2.01 Duration of Warrant. The Warrantholder may exercise this Warrant at any time and from time to time after 9:00 A.M., EST, on the Initial Issuance Date and before 5:00 P.M., EST, on the Expiration Date. This Warrant shall not expire prior to the Expiration Date pursuant to the second paragraph of Section 6 of the Plan except to the extent the Warrant is exercised.

         Section 2.02      Exercise of Warrant; Exercise Required by Company.

         (a) The Warrantholder may exercise this Warrant, in whole or in part, by presentation and surrender of this Warrant to the Company at its principal corporate office or at the office of its stock transfer agent, if any, with the subscription form attached hereto as Exhibit A (the "Subscription Form") duly executed and, except as otherwise provided herein, accompanied by payment of the full Exercise Price for each Warrant Share to be purchased. The Exercise Price may be paid to the Company by cash, check or bank draft, or a combination of cash, check, and bank draft. Upon the date of receipt of this Warrant with the Subscription Form fully executed and accompanied by payment of the aggregate Exercise Price for the Warrant Shares for which this Warrant is then being exercised (the "Exercise Date"), the Company shall cause to be issued certificates for the total number of whole shares of Warrant Shares for which this Warrant is being exercised in such denominations as are requested for delivery to the Warrantholder, registered in the name of the Warrantholder or his/her nominee, and the Company shall thereupon deliver such certificates to the Warrantholder. The Warrantholder shall be deemed to be the holder of record of the shares of Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Warrant Shares shall not then be actually delivered to the Warrantholder.

         (b) In case the Warrantholder shall exercise this Warrant with respect to less than all of the Warrant Shares that may be purchased under this Warrant, the Company shall execute a new warrant in the form of this Warrant for the balance of such Warrant Shares and deliver such new warrant to the Warrantholder.

         Section 2.03 Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges or other encumbrances (other than as a result of any actions taken by the Warrantholder); provided, however, that such shares shall be subject to the terms of the Securityholders Agreement among the Company and the securityholders named therein (the "Securityholders Agreement").

         Section 2.04 Fractional Shares. The Company shall not be required to issue any fraction of a share of its capital stock in connection with the exercise of this Warrant, and in any case where the Warrantholder would, except for the provisions of this Section 2.04, be entitled under the terms of this Warrant to receive a fraction of a share upon the exercise of this Warrant, the Company shall, upon the exercise of this Warrant and receipt of the Exercise Price, issue the largest number of whole shares purchasable upon such exercise of this Warrant. The Company shall, in lieu of issuing any fractional share pay the Warrantholder a sum in cash equal to the fair market value of any such fractional interest as determined in good faith by the Company.

                                   ARTICLE III

              OTHER PROVISIONS RELATING TO RIGHTS OF WARRANTHOLDER

         Section 3.01 No Rights as Shareholders; Notice to Warrantholders. Nothing contained in this Warrant shall be construed as conferring upon the Warrantholder the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or of any other matter, or any rights whatsoever as shareholders of the Company. The Company shall give notice to the Warrantholder by certified mail if at any time prior to the expiration or exercise in full of the Warrant, any of the following events shall occur:

         (a) the Company shall declare any dividend or distribution with respect to its capital stock;

         (b) a dissolution, liquidation or winding up of the Company shall be proposed; or

         (c) any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all of the Company's assets) in which the Common Stock shall be changed into or exchanged for common stock or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or any combination of any of the foregoing.

         Such giving of notice shall be initiated as soon as practicable, but in no event later than ten (10) Business Days prior to the date fixed as a record date or effective date or the date of closing of the Company's stock transfer books for the determination of the shareholders entitled to such dividend or distribution, or for the determination of the shareholders entitled to vote on such proposed merger, consolidation, sale, conveyance, dissolution, liquidation or winding up. Such notice shall specify (i) the date on which a record is to be taken for the purpose of such dividend or distribution or, if a record is not to be taken, the date as of which the holders of shares of capital stock of record to be entitled to such dividend or distribution are to be determined, or (ii) the date on which such reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up is expected to become effective.

         Section 3.02 Lost, Stolen, Mutilated or Destroyed Warrants. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such reasonable terms as to indemnity or otherwise as it may in its reasonable discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as, and in substitution for, this Warrant.

                                   ARTICLE IV

                      ADJUSTMENT OF SHARES OF COMMON STOCK
                        PURCHASABLE AND OF EXERCISE PRICE

         The Exercise Price and the number and kind of Warrant Shares shall be subject to adjustment from time to time upon the happening of certain events as provided in this Article IV.

         Section 4.01      Mechanical Adjustments.

         (a) In case the Company shall at any time or from time to time while this Warrant remains outstanding and unexpired (i) pay any dividend, or make any distribution, on the outstanding shares of Common Stock (or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock) in shares of its capital stock, including Common Stock, (ii) subdivide the outstanding shares of Common Stock, (iii) combine the outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of the shares of Common Stock any shares of capital stock of the Company, then and in each such case, the Exercise Price in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that the Warrantholder shall be entitled to receive the number and type of shares of Common Stock or other capital stock which such Warrantholder would have owned or have been entitled to receive after the happening of any of the events described above had such Warrant been converted into Common Stock immediately prior to the happening of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this Section 4.01(a) shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective.

         (b) If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution and shall thereafter, and before such dividend or distribution is paid or delivered to stockholders entitled thereto, legally abandon its plan to pay or deliver such dividend or distribution, then no adjustment in the Exercise Price then in effect shall be made by reason of the taking of such record, and any such adjustment previously made as a result of the taking of such record shall be reversed.

         (c) As used in this Section 4.01 the term "Common Stock" shall mean and include the Company's authorized Common Stock, par value $.0l per share, as constituted on the date hereof, and shall also include any capital stock of any class of the Company thereafter authorized which shall neither be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends nor be entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

         (d) Upon each adjustment of the Exercise Price as a result of the calculations made in this Article IV, this Warrant shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Warrant Shares (calculated to be the nearest hundredth) obtained by (A) multiplying the number of Warrant Shares purchasable upon exercise of this Warrant prior to the adjustment of the number of Warrant Shares by the Exercise Price in effect prior to adjustment of the Exercise Price and (B) dividing the product so obtained by the Exercise Price in effect after such adjustment of the Exercise Price.

         (e) In the event that at any time, as a result of any adjustment made pursuant to Section 4.01(a), the Warrantholder thereafter shall become entitled to receive any shares of capital stock of the Company other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Section 4.01(a).

         (f) If any event occurs as to which, in the opinion of the Board of Directors of the Company, the provisions of this Section 4.01 are not strictly applicable or if strictly applicable would not fairly protect the rights of the holders of the Warrants, in accordance with the essential intent and principles of such provisions, the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid; provided, that no such adjustment shall reduce the rights of the holders of Warrants as provided herein.

         Section 4.02 Notices of Adjustment. Whenever the number of Warrant Shares or the Exercise Price is adjusted as herein provided, the Company shall prepare and deliver forthwith to the Warrantholder a certificate signed by its President or a Vice President, or by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, setting forth the adjusted number of shares purchasable upon the exercise of this Warrant and the Exercise Price of such shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which adjustment was made.

         Section 4.03 Form of Warrant After Adjustments. The form of this Warrant need not be changed because of any adjustments in the Exercise Price or the number or kind of the Warrant Shares, and Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant, as initially issued.

         Section 4.04 Treatment of Warrantholder. Prior to due presentment for registration of transfer of this Warrant, the Company may deem and treat the Warrantholder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for all purposes and shall not be affected by any notice to the contrary.

                                   ARTICLE V

                 REPRESENTATIONS AND WARRANTIES OF WARRANTHOLDER

         Section 5.01 Rule 701 Eligibility. The Warrantholder hereby represents and warrants to the Company, and acknowledges that the Company is relying upon such representations and warranties for the purposes of treating the issuance of this Warrant and the Warrant Shares issuable upon the exercise hereof as being qualified for the exemption under Rule 701 of the Securities Act ("Rule 701"), that:

         (a)      The Warrantholder is a natural person under Rule 701; and

         (b) This Warrant is issued in connection with the Undersigned providing bona fide Services to the Company pursuant to the consulting arrangement between the Undersigned and the Company, which Services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

                                   ARTICLE VI

                             SPLIT-UP, COMBINATION,
                        EXCHANGE AND TRANSFER OF WARRANTS

         Section 6.01 Split-Up. Combination, Exchange and Transfer of Warrants. Subject to the provisions of Section 6.02 hereof, this Warrant may be split up, combined or exchanged for another Warrant or Warrants containing the same terms to purchase a like aggregate number of Warrant Shares. If the Warrantholder desires to split up, combine or exchange this Warrant, the Warrantholder shall make such request in writing delivered to the Company and shall surrender to the Company this Warrant and any other Warrants to be so split-up, combined or exchanged. Upon any such surrender for a split-up, combination or exchange, the Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. The Company shall not be required to effect any split-up, combination or exchange which will result in the issuance of a Warrant entitling the Warrantholder to purchase upon exercise a fraction of a share of Common Stock or a fractional Warrant. The Company may require such Warrantholder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split-up, combination or exchange of Warrants.

         Section 6.02 Transferability. This Warrant and all rights hereunder may be sold, transferred or otherwise disposed of, in whole or in part, to any person in accordance with and subject to the provisions of the Securities Act, and the rules and regulations promulgated thereunder, subject to the transfer restrictions and other terms of the Securityholders Agreement. The Company may request a customary legal opinion, at the expense of the Warrantholder or from counsel to the Warrantholder, that such sale, transfer or disposition does not violate the registration requirements of the Securities Act and the related rules and regulations. Upon the delivery to the Company at its principal corporate office of this Warrant along with a duly completed Assignment Form substantially in the form of Exhibit B hereto and after the transferor-Warrantholder has complied with all terms of the Securityholders Agreement, the Company shall execute and deliver a new Warrant in the form of this Warrant, but registered in the name of the transferee, to purchase the number of Warrant Shares assigned to the transferee. In case the Warrantholder shall assign this Warrant with respect to less than all of the Warrant Shares that may be purchased under this Warrant, the Company shall execute a new Warrant in the form of this Warrant for the balance of such Warrant Shares and deliver such new Warrant to the Warrantholder.

         Section 6.03 Warrant Share Legends. Each Warrant Share issued upon exercise of this Warrant shall bear legends containing the following words:

         "THE SALE, ASSIGNMENT, HYPOTHECATION, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION (EACH A "TRANSFER") AND VOTING OF ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THE SECURITYHOLDERS AGREEMENT AMONG THE COMPANY AND THE SECURITYHOLDERS NAMED THEREIN, A COPY OF WHICH MAY BE INSPECTED AT THE COMPANY'S PRINCIPAL OFFICE. THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF THE SECURITYHOLDERS AGREEMENT."

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS."

The requirement that the above legend be placed upon certificates evidencing any such securities shall cease and terminate upon the earliest of the following events: (i) when such shares are transferred in an underwritten public offering,
(ii) when such shares are transferred pursuant to Rule 144 under the Securities Act or (iii) when such shares are transferred in any other transaction if the seller delivers to the Company an opinion of its counsel, which counsel and opinion shall be reasonably satisfactory to the Company, or a "no-action" letter from the Staff of the Securities and Exchange Commission, in either case to the effect that such legend is no longer necessary in order to protect the Company against a violation by it of the Securities Act upon any sale or other disposition of such shares without registration thereunder. Upon the occurrence of such event, the Company, upon the surrender of certificates containing such legend, shall, at its own expense, deliver to the holder of any such securities as to which the requirement for such legend shall have terminated, one or more new certificates evidencing such securities not bearing such legend.

                                  ARTICLE VII

                                  OTHER MATTERS

         Section 7.01 Successors and Assigns. The terms and provisions of this Warrant shall bind and inure to the benefit of the Warrantholder and his/her successors and assigns.

         Section 7.02 No Inconsistent Agreements. To the extent the terms of this Warrant may conflict with any of the provisions of the Securityholders Agreement, the relevant provisions of the Securityholders Agreement shall apply. The Company will not on or after the date of this Warrant enter into any agreement (other than the Securityholders Agreement) with respect to its securities which is inconsistent with the rights granted to the Warrantholder or otherwise conflicts with the provisions hereof. The rights granted to the Warrantholder hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company's securities under any other agreements (other than the Securityholders Agreement.)

         Section 7.03 Entire Agreement. This Warrant and the Exhibits hereto contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

         Section 7.04 Amendments and Waivers. The terms and provisions of this Warrant, including the provisions of this sentence, may be modified or amended, or any of the provisions hereof waived, temporarily or permanently, pursuant to the written consent of the Company and the Warrantholder.

         Section 7.05 Counterparts. This Warrant may be executed in any number of counterparts and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         Section 7.06 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of North Carolina and of the United States of America, in each case located in the County of New Hanover, for any action, proceeding or investigation in any court or before any governmental authority ("Litigation") arising out of or relating to this Warrant and the transactions contemplated hereby (and agrees not to commence any Litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Warrant shall be effective service of process for any Litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Warrant or the transactions contemplated hereby in the courts of the State of North Carolina or the United States of America, in each case located in the County of New Hanover, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum.

         Section 7.07 Severability. Whenever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid, but if any provision of this Warrant is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not render invalid or unenforceable any other provision of this Warrant.

         Section 7.08 Notice. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

                  (i)      if to the Company, to:

                           Endeavor Pharmaceuticals, Inc.
                           127 Racine Drive
                           Wilmington, North Carolina  28401
                           Attention:  R. Forrest Waldon
                           with a copy to:

                           Paul, Hastings, Janofsky & Walker LLP
                           345 California Street
                           29th Floor
                           San Francisco, California  94104
                           Attention: Thomas R. Pollock, Esq.

                  (ii)     if to the Warrantholder, to:

                           Stack Pharmaceuticals, Inc.
                           5 Sylvan Way
                           Parsippany, New Jersey 07054
                           Attention: David Stack

All such notices, requests, consents and other communications shall be deemed to have been given when received.

    [Remainder of page intentionally left blank - signature pages to follow]

         IN WITNESS WHEREOF, this Warrant has been duly executed by the Company
as of the         day of                , 2000.
          --------       ---------------


                                       ENDEAVOR PHARMACEUTICALS, INC.



                                       By:
                                          --------------------------------------
                                          Name:  R. Forrest Waldon
                                          Title: President and Chief Executive
                                                 Officer



Attest:
       ---------------------------
       Name:
       Title:



AGREED AND ACCEPTED:



----------------------------------
Name:
Title:

                                                            Exhibit A to Warrant


                              FORM OF SUBSCRIPTION

                 [To be executed only upon exercise of Warrant]

ENDEAVOR PHARMACEUTICALS, INC.

The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, _____________________ (1) shares of Common Stock covered by the within Warrant and requests that the certificates for such shares be issued in the name of, and delivered to, ________________ whose address is _________________. The undersigned herewith makes payment (by cash, check, surrender of Warrants, or any combination thereof) in full therefor of the Exercise Price therefor (or $__________________ in the aggregate).



                                    --------------------------------------------
                                    (Signature must conform in all respects to name of holder as specified on the face of Warrant)


                                    --------------------------------------------
                                    (Street Address)


                                    --------------------------------------------
                                    (City)      (State)      (Zip Code)


------------
(1) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised). In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

                                                            Exhibit B to Warrant

                               FORM OF ASSIGNMENT

                 [To be executed only upon transfer of Warrant]

For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto ________________ the right represented by such Warrant to purchase __________________ (1) shares of Common Stock of Endeavor Pharmaceuticals, Inc. to which such Warrant relates and appoints _________________ Attorney to make such transfer on the books of Endeavor Pharmaceuticals, Inc. maintained for such purpose, with full power of substitution in the premises.

Dated:


                                    --------------------------------------------
                                    Signature must conform in all respects to name of holder as specified on the face of Warrant)




                                    --------------------------------------------
                                                (Street Address)


                                    --------------------------------------------
                                    (City)      (State)      (Zip Code)

Signed in the presence of:

---------------------------------

---------------------------------



------------
(1) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial assignment, the portion thereof as to which this Warrant is being assigned). In the case of a partial assignment, a new Warrant or Warrants will be issued and delivered, representing the unassigned portion of the Warrant, to the holder surrendering the Warrant.

                                                                       EXHIBIT B

NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. NEITHER SUCH WARRANTS NOR SUCH SHARES MAY BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

THE SALE, ASSIGNMENT, HYPOTHECATION, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION (EACH A "TRANSFER") OF ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THE SECURITYHOLDERS AGREEMENT AMONG THE COMPANY AND THE SECURITYHOLDERS NAMED THEREIN, A COPY OF WHICH MAY BE INSPECTED AT THE COMPANY'S PRINCIPAL OFFICE. THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF THE SECURITYHOLDERS AGREEMENT.

DATED:
      -----------------------------


                                MILESTONE WARRANT
                       TO PURCHASE SHARES OF COMMON STOCK
                        OF ENDEAVOR PHARMACEUTICALS, INC.


Warrant No.                                                               Shares
           --------------------                      ---------------------


         This certifies that, for and in consideration of value received, __________________________ (the "Undersigned"), or his/her assigns
(collectively, the "Warrantholder"), is entitled to purchase from Endeavor Pharmaceuticals, Inc., a corporation incorporated under the laws of the State of Delaware (the "Company"), subject to the terms and conditions hereof, at any time on or after the Initial Issuance Date (as defined herein), and before 5:00 P.M. Eastern Standard Time (EST) on the Expiration Date (as defined herein), up to________________ (_______________ ) fully paid and non-assessable shares of Common Stock, par value $.01 per share ("Common Stock") of the Company at the Exercise Price (as defined herein), subject to the provisions and upon the terms and conditions hereinafter set forth, including, without limitation, the vesting terms set forth in Article III hereof. The Exercise Price and the number of shares purchasable upon exercise of this Warrant are subject to adjustment from time to time upon the occurrence of certain events as set forth herein.

                                   ARTICLE I

         Section 1.01 Definition of Terms. As used in this Warrant, the following capitalized terms shall have the following respective meanings:

         (a) Business Day: A day other than a Saturday, Sunday or other day on which banks in the State of North Carolina are authorized by law to remain closed.

         (b)      Change of Control:

                  (i) The consummation of a tender offer or exchange offer for the ownership of securities of the Company representing 51% or more of the combined voting powers of the Company's then outstanding voting securities;

                  (ii) The adoption by the Company's stockholders of a plan of merger or consolidation providing for the merger or consolidation of the Company with another corporation (other than an affiliate of the Company within the meaning of the Securities Exchange Act of 1934) and as a result of such merger or consolidation less than 75% of the outstanding voting securities of the surviving or resulting corporation would then be owned in the aggregate by the former stockholders of the Company; or

                  (iii) The transfer by the Company of substantially all of its assets to another corporation or entity which is not a wholly owned subsidiary of the Company.

         (c) Common Stock: The Company's Common Stock, par value $.01 per share.

         (d)      Exercise Price: $10.00 per Warrant Share.

         (e) Expiration Date: The fifth anniversary of the Initial Issuance Date, provided that if such day is not a Business Day, the next succeeding day which is a Business Day.

         (f) Initial Issuance Date: The date of this Warrant as reflected on the cover page hereof.

         (g) Person: An individual, partnership, joint venture, corporation, trust, unincorporated organization or government of any department or agency thereof.

         (h) Plan: The Endeavor Pharmaceuticals, Inc. 2000 Warrant Plan for Consultants.

         (i) Services: The consulting services provided by the Undersigned to the Company pursuant to the consulting arrangement between the Company and the Undersigned.

         (j) Warrant: This warrant instrument between the Company and the Warrantholder.

         (k) Warrant Shares: Shares of Common Stock purchased or purchasable upon exercise of this Warrant.

                                   ARTICLE II

                        DURATION AND EXERCISE OF WARRANT

         Section 2.01 Duration of Warrant. To the extent this Warrant has vested pursuant to Article III hereof, the Warrantholder may exercise the Warrant at any time and from time to time after 9:00 A.M., EST, on the Initial Issuance Date and before 5:00 P.M., EST, on the Expiration Date. This Warrant shall not expire prior to the Expiration Date pursuant to the second paragraph of Section 6 of the Plan except to the extent the Warrant is exercised.

         Section 2.02      Exercise of Warrant; Exercise Required by Company.

         (a) To the extent this Warrant has vested pursuant to Article III hereof, the Warrantholder may exercise the Warrant, in whole or in part, by presentation and surrender of this Warrant to the Company at its principal corporate office or at the office of its stock transfer agent, if any, with the subscription form attached hereto as Exhibit A (the "Subscription Form") duly executed and, except as otherwise provided herein, accompanied by payment of the full Exercise Price for each Warrant Share to be purchased. The Exercise Price may be paid to the Company by cash, check or bank draft, or a combination of cash, check, and bank draft. Upon the date of receipt of this Warrant with the Subscription Form fully executed and accompanied by payment of the aggregate Exercise Price for the Warrant Shares for which this Warrant is then being exercised (the "Exercise Date"), the Company shall cause to be issued certificates for the total number of whole shares of Warrant Shares for which this Warrant is being exercised in such denominations as are requested for delivery to the Warrantholder, registered in the name of the Warrantholder or his/her nominee, and the Company shall thereupon deliver such certificates to the Warrantholder. The Warrantholder shall be deemed to be the holder of record of the shares of Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Warrant Shares shall not then be actually delivered to the Warrantholder.

         (b) In case the Warrantholder shall exercise this Warrant with respect to less than all of the Warrant Shares that may be purchased under this Warrant, the Company shall execute a new warrant in the form of this Warrant for the balance of such Warrant Shares and deliver such new warrant to the Warrantholder.

         Section 2.03 Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges or other encumbrances (other than as a result of any actions taken by the Warrantholder); provided, however, that such shares shall be subject to the terms of the Securityholders Agreement among the Company and the securityholders named therein (the "Securityholders Agreement").

         Section 2.04 Fractional Shares. The Company shall not be required to issue any fraction of a share of its capital stock in connection with the exercise of this Warrant, and in any case where the Warrantholder would, except for the provisions of this Section 2.04, be entitled under the terms of this Warrant to receive a fraction of a share upon the exercise of this Warrant, the Company shall, upon the exercise of this Warrant and receipt of the Exercise Price, issue the largest number of whole shares purchasable upon such exercise of this Warrant. The Company shall, in lieu of issuing any fractional share pay the Warrantholder a sum in cash equal to the fair market value of any such fractional interest as determined in good faith by the Company.

                                  ARTICLE III

                            VESTING OF WARRANT SHARES

         Section 3.01 Vesting Schedule. The Warrant Shares represented by this Warrant shall become vested as follows:

         (a) Thirty-three and one-third percent (33 1/3%) of the Warrant Shares shall become vested upon the hiring by the Company of a Vice President of Marketing and Sales as recommended by the Warrantholder;

         (b) Thirty-three and one-third percent (33 1/3%) of the Warrant Shares shall become vested upon completion of the first sale by the Company of Common Stock in a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act; and

         (c) Thirty-three and one-third percent (33 1/3%) of the Warrant Shares shall become vested upon the Company's conjugated estrogens product achieving aggregate annualized sales equal to $50,000,000, as determined by the Company in accordance with generally accepted accounting principles consistently applied.

         Section 3.02 Acceleration upon Change of Control. Notwithstanding the vesting schedule set forth in Section 3.01 hereof, all Warrant Shares shall, to the extent not vested, be deemed fully vested immediately prior to a Change of Control.

                                   ARTICLE IV

              OTHER PROVISIONS RELATING TO RIGHTS OF WARRANTHOLDER

         Section 4.01 No Rights as Shareholders; Notice to Warrantholders. Nothing contained in this Warrant shall be construed as conferring upon the Warrantholder the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or of any other matter, or any rights whatsoever as shareholders of the Company. The Company shall give notice to the Warrantholder by certified mail if at any time prior to the expiration or exercise in full of the Warrant, any of the following events shall occur:

         (a) the Company shall declare any dividend or distribution with respect to its capital stock;

         (b) a dissolution, liquidation or winding up of the Company shall be proposed; or

         (c) any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all of the Company's assets) in which the Common Stock shall be changed into or exchanged for common stock or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or any combination of any of the foregoing.

         Such giving of notice shall be initiated as soon as practicable, but in no event later than ten (10) Business Days prior to the date fixed as a record date or effective date or the date of closing of the Company's stock transfer books for the determination of the shareholders entitled to such dividend or distribution, or for the determination of the shareholders entitled to vote on such proposed merger, consolidation, sale, conveyance, dissolution, liquidation or winding up. Such notice shall specify (i) the date on which a record is to be taken for the purpose of such dividend or distribution or, if a record is not to be taken, the date as of which the holders of shares of capital stock of record to be entitled to such dividend or distribution are to be determined, or (ii) the date on which such reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up is expected to become effective.

         Section 4.02 Lost, Stolen, Mutilated or Destroyed Warrants. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such reasonable terms as to indemnity or otherwise as it may in its reasonable discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as, and in substitution for, this Warrant.

                                   ARTICLE V

                      ADJUSTMENT OF SHARES OF COMMON STOCK
                        PURCHASABLE AND OF EXERCISE PRICE

         The Exercise Price and the number and kind of Warrant Shares shall be subject to adjustment from time to time upon the happening of certain events as provided in this Article IV.

         Section 5.01      Mechanical Adjustments.

         (a) In case the Company shall at any time or from time to time while this Warrant remains outstanding and unexpired (i) pay any dividend, or make any distribution, on the outstanding shares of Common Stock (or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock) in shares of its capital stock, including Common Stock, (ii) subdivide the outstanding shares of Common Stock, (iii) combine the outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of the shares of Common Stock any shares of capital stock of the Company, then and in each such case, the Exercise Price in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that the Warrantholder shall be entitled to receive the number and type of shares of Common Stock or other capital stock which such Warrantholder would have owned or have been entitled to receive after the happening of any of the events described above had such Warrant been converted into Common Stock immediately prior to the happening of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this Section 5.01(a) shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective.

         (b) If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution and shall thereafter, and before such dividend or distribution is paid or delivered to stockholders entitled thereto, legally abandon its plan to pay or deliver such dividend or distribution, then no adjustment in the Exercise Price then in effect shall be made by reason of the taking of such record, and any such adjustment previously made as a result of the taking of such record shall be reversed.

         (c) As used in this Section 5.01 the term "Common Stock" shall mean and include the Company's authorized Common Stock, par value $.0l per share, as constituted on the date hereof, and shall also include any capital stock of any class of the Company thereafter authorized which shall neither be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends nor be entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

         (d) Upon each adjustment of the Exercise Price as a result of the calculations made in this Article IV, this Warrant shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Warrant Shares (calculated to be the nearest hundredth) obtained by (A) multiplying the number of Warrant Shares purchasable upon exercise of this Warrant prior to the adjustment of the number of Warrant Shares by the Exercise Price in effect prior to adjustment of the Exercise Price and (B) dividing the product so obtained by the Exercise Price in effect after such adjustment of the Exercise Price.

         (e) In the event that at any time, as a result of any adjustment made pursuant to Section 5.01(a), the Warrantholder thereafter shall become entitled to receive any shares of capital stock of the Company other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Section 5.01(a).

         (f) If any event occurs as to which, in the opinion of the Board of Directors of the Company, the provisions of this Section 5.01 are not strictly applicable or if strictly applicable would not fairly protect the rights of the holders of the Warrants, in accordance with the essential intent and principles of such provisions, the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid; provided, that no such adjustment shall reduce the rights of the holders of Warrants as provided herein.

         Section 5.02 Notices of Adjustment. Whenever the number of Warrant Shares or the Exercise Price is adjusted as herein provided, the Company shall prepare and deliver forthwith to the Warrantholder a certificate signed by its President or a Vice President, or by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, setting forth the adjusted number of shares purchasable upon the exercise of this Warrant and the Exercise Price of such shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which adjustment was made.

         Section 5.03 Form of Warrant After Adjustments. The form of this Warrant need not be changed because of any adjustments in the Exercise Price or the number or kind of the Warrant Shares, and Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant, as initially issued.

         Section 5.04 Treatment of Warrantholder. Prior to due presentment for registration of transfer of this Warrant, the Company may deem and treat the Warrantholder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for all purposes and shall not be affected by any notice to the contrary.

                                   ARTICLE VI

                 REPRESENTATIONS AND WARRANTIES OF WARRANTHOLDER

         Section 6.01 Rule 701 Eligibility. The Warrantholder hereby represents and warrants to the Company, and acknowledges that the Company is relying upon such representations and warranties for the purposes of treating the issuance of this Warrant and the Warrant Shares issuable upon the exercise hereof as being qualified for the exemption under Rule 701 of the Securities Act ("Rule 701"), that:

         (a)      The Warrantholder is a natural person under Rule 701; and

         (b) This Warrant is issued in connection with the Undersigned providing bona fide Services to the Company pursuant to the consulting arrangement between the Undersigned and the Company, which Services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

                                  ARTICLE VII

                              SPLIT-UP, COMBINATION
                        EXCHANGE AND TRANSFER OF WARRANTS

         Section 7.01 Split-Up. Combination, Exchange and Transfer of Warrants. Subject to the provisions of Section 7.02 hereof, this Warrant may be split up, combined or exchanged for another Warrant or Warrants containing the same terms to purchase a like aggregate number of Warrant Shares. If the Warrantholder desires to split up, combine or exchange this Warrant, the Warrantholder shall make such request in writing delivered to the Company and shall surrender to the Company this Warrant and any other Warrants to be so split-up, combined or exchanged. Upon any such surrender for a split-up, combination or exchange, the Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. The Company shall not be required to effect any split-up, combination or exchange which will result in the issuance of a Warrant entitling the Warrantholder to purchase upon exercise a fraction of a share of Common Stock or a fractional Warrant. The Company may require such Warrantholder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split-up, combination or exchange of Warrants.

         Section 7.02 Transferability. This Warrant and all rights hereunder may be sold, transferred or otherwise disposed of, in whole or in part, to any person in accordance with and subject to the provisions of the Securities Act, and the rules and regulations promulgated thereunder, subject to the transfer restrictions and other terms of the Securityholders Agreement. The Company may request a customary legal opinion, at the expense of the Warrantholder or from counsel to the Warrantholder, that such sale, transfer or disposition does not violate the registration requirements of the Securities Act and the related rules and regulations. Upon the delivery to the Company at its principal corporate office of this Warrant along with a duly completed Assignment Form substantially in the form of Exhibit B hereto and after the transferor-Warrantholder has complied with all terms of the Securityholders Agreement, the Company shall execute and deliver a new Warrant in the form of this Warrant, but registered in the name of the transferee, to purchase the number of Warrant Shares assigned to the transferee. In case the Warrantholder shall assign this Warrant with respect to less than all of the Warrant Shares that may be purchased under this Warrant, the Company shall execute a new Warrant in the form of this Warrant for the balance of such Warrant Shares and deliver such new Warrant to the Warrantholder.

         Section 7.03 Warrant Share Legends. Each Warrant Share issued upon exercise of this Warrant shall bear legends containing the following words:


         "THE SALE, ASSIGNMENT, HYPOTHECATION, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION (EACH A "TRANSFER") AND VOTING OF ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THE SECURITYHOLDERS AGREEMENT AMONG THE COMPANY AND THE SECURITYHOLDERS NAMED THEREIN, A COPY OF WHICH MAY BE INSPECTED AT THE COMPANY'S PRINCIPAL OFFICE. THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF THE SECURITYHOLDERS AGREEMENT."

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS."

The requirement that the above legend be placed upon certificates evidencing any such securities shall cease and terminate upon the earliest of the following events: (i) when such shares are transferred in an underwritten public offering,
(ii) when such shares are
transferred pursuant to Rule 144 under the Securities Act or (iii) when such shares are transferred in any other transaction if the seller delivers to the Company an opinion of its counsel, which counsel and opinion shall be reasonably satisfactory to the Company, or a "no-action" letter from the Staff of the Securities and Exchange Commission, in either case to the effect that such legend is no longer necessary in order to protect the Company against a violation by it of the Securities Act upon any sale or other disposition of such shares without registration thereunder. Upon the occurrence of such event, the Company, upon the surrender of certificates containing such legend, shall, at its own expense, deliver to the holder of any such securities as to which the requirement for such legend shall have terminated, one or more new certificates evidencing such securities not bearing such legend.

                                  ARTICLE VIII

                                  OTHER MATTERS

         Section 8.01 Successors and Assigns. The terms and provisions of this Warrant shall bind and inure to the benefit of the Warrantholder and his/her successors and assigns.

         Section 8.02 No Inconsistent Agreements. To the extent the terms of this Warrant may conflict with any of the provisions of the Securityholders Agreement, the relevant provisions of the Securityholders Agreement shall apply. The Company will not on or after the date of this Warrant enter into any agreement (other than the Securityholders Agreement) with respect to its securities which is inconsistent with the rights granted to the Warrantholder or otherwise conflicts with the provisions hereof. The rights granted to the Warrantholder hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company's securities under any other agreements (other than the Securityholders Agreement.)

         Section 8.03 Entire Agreement. This Warrant and the Exhibits hereto contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

         Section 8.04 Amendments and Waivers. The terms and provisions of this Warrant, including the provisions of this sentence, may be modified or amended, or any of the provisions hereof waived, temporarily or permanently, pursuant to the written consent of the Company and the Warrantholder.

         Section 8.05 Counterparts. This Warrant may be executed in any number of counterparts and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         Section 8.06 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of North Carolina and of the United States of America, in each case located in the County of New Hanover, for any action, proceeding or investigation in any court or before any governmental authority ("Litigation") arising out of or relating to this Warrant and the transactions contemplated hereby (and agrees not to commence any Litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Warrant shall be effective service of process for any Litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Warrant or the transactions contemplated hereby in the courts of the State of North Carolina or the United States of America, in each case located in the County of New Hanover, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum.

         Section 8.07 Severability. Whenever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid, but if any provision of this Warrant is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not render invalid or unenforceable any other provision of this Warrant.

         Section 8.08 Notice. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

                  (i)      if to the Company, to :

                           Endeavor Pharmaceuticals, Inc.
                           127 Racine Drive
                           Wilmington, North Carolina  28401
                           Attention:  R. Forrest Waldon

                           with a copy to:

                           Paul, Hastings, Janofsky & Walker LLP
                           345 California Street
                           29th Floor
                           San Francisco, California  94104
                           Attention:  Thomas R. Pollock, Esq.

                  (ii)     if to the Warrantholder, to:

                           Stack Pharmaceuticals, Inc.
                           5 Sylvan Way
                           Parsippany, New Jersey  07054
                           Attention:  David Stock

All such notices, requests, consents and other communications shall be deemed to have been given when received.

    [Remainder of page intentionally left blank - signature pages to follow]

         IN WITNESS WHEREOF, this Warrant has been duly executed by the Company as of the______ day of____________, 2000.

                                    ENDEAVOR PHARMACEUTICALS, INC.


                                    By:
                                        --------------------------------------
                                        Name:    R. Forrest Waldon
                                        Title:   President and Chief Executive
                                                 Officer

   Attest:
           -------------------------
           Name:
           Title:


   AGREED AND ACCEPTED:


   ------------------------------------
   Name:
   Title:

                                                            Exhibit A to Warrant


                              FORM OF SUBSCRIPTION

                 [To be executed only upon exercise of Warrant]

ENDEAVOR PHARMACEUTICALS, INC.

The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder,____________________
(1) shares of Common Stock covered by the within Warrant and requests that the certificates for such shares be issued in the name of, and delivered to,________________ whose address is _________________. The undersigned herewith makes payment (by cash, check, surrender of Warrants, or any combination thereof) in full therefor of the Exercise Price therefor (or
$___________________ in the aggregate).



                                    --------------------------------------------
                                    (Signature must conform in all respects to name of holder as specified on the face of Warrant)


                                    --------------------------------------------
                                    (Street Address)


                                    --------------------------------------------
                                    (City)         (State)      (Zip Code)




-------------------
(1) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised). In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

                                                            Exhibit B to Warrant

                               FORM OF ASSIGNMENT

                 [To be executed only upon transfer of Warrant]

For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto _______________ the right represented by such Warrant to purchase __________________ (1) shares of Common Stock of Endeavor Pharmaceuticals, Inc. to which such Warrant relates and appoints ________________ Attorney to make such transfer on the books of Endeavor Pharmaceuticals, Inc. maintained for such purpose, with full power of substitution in the premises.

Dated:


                                    Signature must conform in all respects to name of holder as specified on the face of Warrant)



                                    --------------------------------------------
                                                  (Street Address)


                                    --------------------------------------------
                                    (City)         (State)      (Zip Code)


Signed in the presence of:


--------------------------



--------------------------





-------------------
(1) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial assignment, the portion thereof as to which this Warrant is being assigned). In the case of a partial assignment, a new Warrant or Warrants will be issued and delivered, representing the unassigned portion of the Warrant, to the holder surrendering the Warrant.

                                                                       EXHIBIT C

                            AGREEMENT TO BE BOUND BY
                          SECURITYHOLDERS AGREEMENT OF
                         ENDEAVOR PHARMACEUTICALS, INC.



                                             , 2000
                               -------------


Endeavor Pharmaceuticals, Inc.
5051 New Centre Drive
Wilmington, North Carolina  28403


         Re:      Securityholders Agreement dated as of August 8, 2000 among
Endeavor Pharmaceuticals, Inc. (the "Company") and the securityholders of the Company named therein, and all amendments and modifications thereto (the "Securityholders Agreement")

Ladies and Gentlemen:

         In consideration of, and in satisfaction of a condition to, my receipt of warrant(s) ("Warrant" or "Warrants") to purchase shares of the Company's common stock, par value $.01 per share, pursuant to the Endeavor
Pharmaceuticals, Inc. 2000 Warrant Plan, I hereby acknowledge and agree as follows:

         1. I am hereby made a party to the Securityholders Agreement and bound by all of the terms and conditions contained in the Securityholders Agreement; and

         2. Each Warrant issued to me by the Corporation shall be considered a security of the Corporation pursuant to the Securityholders Agreement and shall be subject to all of the terms and conditions contained in the Securityholders Agreement.


                                     -------------------------------------------
                                     Name:
                                          --------------------------------------
                                     Address:
                                             -----------------------------------


Accepted:

Endeavor Pharmaceuticals, Inc.

By:
   -------------------------------
      R. Forrest Waldon, President

                                                                       EXHIBIT D

                         ENDEAVOR PHARMACEUTICALS, INC.

                        2000 WARRANT PLAN FOR CONSULTANTS

1.       PURPOSE

         The purpose of the Endeavor Pharmaceuticals, Inc. 2000 Warrant Plan (the "Plan") is to promote the growth and profitability of Endeavor Pharmaceuticals, Inc. (the "Company") and its subsidiaries ("Subsidiaries") from time to time by increasing the incentive for participants to contribute to the success of the Company and to reward them for their contribution to that success. It is intended that warrants under this Plan be awarded to certain consultants of the Company who work on projects for and on behalf of the Company and directly consult with officers and other employees of the Company with respect to important Company business ("Consultants"). Accordingly, this Plan is intended to qualify for the exemption available under Rule 701 under the Securities Act of 1933, as amended (the "Securities Act"), as a plan for consultants.

2.       STOCK SUBJECT TO PLAN

         The warrants granted under this Plan shall be warrants ("Warrant" or "Warrants") to purchase shares of the Company's common stock, $.01 par value ("Common Stock"), subject to restrictions on transfer or such other restrictions as the administrators of the Plan may determine and as set forth in the Securityholders Agreement between the Company and the securityholders named therein. The stock to be offered under the Plan shall be authorized but unissued shares of the Company's Common Stock. An aggregate of 75,000 shares of Common Stock is reserved for issuance upon exercise of Warrants. The number of shares reserved under the Plan may be adjusted to reflect any change in the capitalization of the Company as contemplated by SECTION 10 hereof and occurring after the adoption of the Plan.

3.       ADMINISTRATION

         The Plan may be administered by one or more committees (each a "Committee") of the Company's Board of Directors (the "Board"). Each Committee shall consist of two or more members of the Board who have been appointed by the Board. Each Committee shall have such authority and be responsible for such functions as the Board has assigned to it. If no Committee has been appointed, the entire Board shall administer the Plan.

         Subject to the provisions of the Plan, the Board shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations, and other actions of the Board shall be final and binding.

         The Board or the Committee shall have complete authority to: (i) interpret all terms and provisions of the Plan consistent with law; (ii) select the Consultants to whom Warrants shall be granted from the group of Consultants eligible to participate in the Plan; (iii) within the limits established herein, determine the number of shares to be subject to and the exercise price of each Warrant; (iv) prescribe the form of instrument(s) evidencing Warrants granted under the Plan; (v) determine the time or times at which Warrants shall be granted to Consultants; (vi) provide, if appropriate, for the exercisability of Warrants in installments or subject to specified conditions; (vii) determine the method of exercise of Warrants; (viii) adopt, amend and rescind general and special rules and regulations for the Plan's administration; and (ix) make all other determinations necessary or advisable for the administration of the Plan.

         Any action which the Board or the Committee is authorized to take may be taken without a meeting if all the members of the Board or the Committee sign a written document authorizing such action to be taken, unless different provision is made by the By-Laws of the Company or by resolution of the Board or the Committee.

         The Board or the Committee may designate selected Board or Committee members or certain employees of the Company to assist the Board or the Committee in the administration of the Plan and may grant authority to such persons to execute documents, including Warrants, on behalf of the Board or the Committee.

         No member of the Board or the Committee or employee of the Company assisting the Board or the Committee pursuant to the preceding paragraph shall be liable for any action taken or determination made in good faith.

         The Board or the Committee shall maintain records showing the cumulative total of all shares subject to Warrants outstanding under the Plan.

4.       WARRANT AWARDS

         (a)      Eligibility for Warrants

         The grant of Warrants under this SECTION 4 shall be limited to those Consultants of the Company or any of its Subsidiaries who are selected by the Board or the Committee ("Qualified Participants"). In making any determination as to the Qualified Participants to whom Warrants shall be granted under this
SECTION 4 and as to the number of shares to be subject thereto, the Board or the Committee shall take into account, in each case, the value of the consulting services provided to the Company by the Qualified Participant based upon the level and responsibility of the person's position, the level of the person's performance, the person's level of compensation, and such additional factors as the Board or the Committee shall deem relevant to the accomplishment of the purposes of the Plan.

         (b)      Allotment of Shares

         The Board or the Committee, in its sole discretion and subject to the provisions of the Plan, may grant Warrants to Qualified Participants eligible under this SECTION 4, on or after the date of adoption of the Plan (hereinafter "Warrant Recipient"). Warrants granted under this SECTION 4 may be allotted to a Qualified Participant in such amounts, subject to the limitations specified in the Plan, as the Board or the Committee, in its sole discretion, may from time to time determine.

         (c)      Time of Granting Warrants

         The date of grant of a Warrant under this SECTION 4 shall be, for all purposes, the date on which the Board or the Committee makes the determination of granting such Warrant (each such date, a "Grant Date"). Notice of the determination shall be given to each Warrant Recipient to whom a Warrant is so granted under this SECTION 4 within a reasonable time after the Grant Date.

         (d)      Warrant Instrument

         Each grant of a Warrant under this SECTION 4 shall be evidenced by a Warrant Instrument between the Warrant Recipient and the Company (a "Warrant Instrument"). Each Warrant Instrument shall contain such terms and conditions as the Board or the Committee, in its sole discretion, deems appropriate, which shall be consistent with the terms and conditions of the Plan.

         (e)      Exercise Price for Warrants

         The price per share at which each Warrant granted under this SECTION 4 may be exercised shall be such price as shall be determined by the Board or the Committee at the time of grant and set forth in the Warrant Instrument.

         (f)      Term of Warrants

         The term of each Warrant granted under this SECTION 4 shall be established by the Board or the Committee, but shall not exceed 5 years from the Grant Date for such Warrant.

         (g)      Cancellation and Replacement of Warrants

         The Board or the Committee may at any time or from time to time permit the voluntary surrender by the holder of any outstanding Warrant granted under this SECTION 4 where such surrender is conditioned upon the granting under this
SECTION 4 to such holder of new Warrant(s) for such number of shares as the Board or the Committee shall determine, or may require such a voluntary surrender as a condition precedent to the grant under this SECTION 4 of new Warrant(s) to such holder.

         The Board or the Committee shall determine the terms and conditions of any such new Warrant(s), including their exercise price and the periods during which they may be exercised, subject to and in accordance with the provisions of the Plan, all or any of which may differ from the terms and conditions of the Warrant(s) surrendered. Any such new Warrant(s) shall be subject to all the relevant provisions of the Plan.

         The shares subject to any Warrant so surrendered or terminated shall no longer be charged against the limitation or limitations provided in SECTION 2 of the Plan and may thereafter become the subject of new Warrant grants under the Plan.

         The granting of new Warrant(s) in connection with the surrender of outstanding Warrant(s) under the Plan shall be considered for the purposes of the Plan as the grant of new Warrant(s) and not an alteration, amendment or modification of the Plan or of the Warrant(s) being surrendered.

         (h)      Vesting

         The vesting schedule for each Warrant granted under this SECTION 4 shall be determined by the Board or the Committee at the time of grant and set forth in the Warrant Instrument.

         Notwithstanding the foregoing, any Warrant granted pursuant to this Plan shall, to the extent not vested, be deemed fully vested immediately prior to a Change of Control. For the purposes of the Plan, a "Change of Control" shall mean and include the following:

                  (i) The consummation of a tender offer or exchange offer for the ownership of securities of the Company representing 51% or more of the combined voting powers of the Company's then outstanding voting securities;

                  (ii) The adoption by the Company's stockholders of a plan of merger or consolidation providing for the merger or consolidation of the Company with another corporation (other than an affiliate of the Company within the meaning of the Securities Exchange Act of 1934) and as a result of such merger or consolidation less than 75% of the outstanding voting securities of the surviving or resulting corporation would then be owned in the aggregate by the former stockholders of the Company; or

                  (iii) The transfer by the Company of substantially all of its assets to another corporation or entity which is not a wholly owned subsidiary of the Company.

5.       TRANSFERABILITY

         A Warrant granted to a Warrant Recipient under the Plan shall be transferable by him or her to the extent set forth in the Warrant Instrument or as otherwise determined by the Board or the Committee.

6.       EXERCISABILITY OF WARRANTS

         Subject to the provisions of the Plan, Warrants granted under SECTION 4 hereof shall be exercisable at such time or times after the Grant Date to the extent such Warrants are vested.

         Except as otherwise determined by the Board or the Committee and as set forth in the Warrant Instrument, any Warrant shall terminate in full (whether or not previously exercisable) prior to the expiration of its term on the date thirty (30) days after the date the Warrant Recipient ceases to be a Consultant of the Company or a Company Subsidiary.

         In no event may a Warrant be exercised after the expiration of its fixed term.

7.       METHOD OF EXERCISE

         Each Warrant granted under the Plan shall be deemed exercised when (a) the holder shall indicate the decision to do so in writing delivered to the Company, (b) payment in full of the exercise price for the shares for which the Warrant is exercised has been received by the Company, and (c) the holder shall comply with such other reasonable requirements as the Board or the Committee may establish.

         No person, estate or other entity shall have any of the rights of a shareholder with reference to shares subject to a Warrant until a certificate for such shares has been issued by the Company.

         A Warrant granted under the Plan may be exercised for any lesser number of shares than the full amount for which it could be exercised. Such a partial exercise of a Warrant shall not affect the right to exercise the Warrant from time to time in accordance with the Plan for the remaining shares subject to the Warrant.

8.       CONSIDERATION

         The consideration to be paid for the shares to be issued upon exercise of a Warrant, including the method of payment, shall be determined by the Board or the Committee and set forth in the Warrant Instrument and shall be made by cash or check; provided that to enable a Warrant Recipient to exercise Warrants granted under the Plan, the Board or Committee may determine, in the exercise of its discretion, to (i) cause the Company to lend money or other property to such holder upon such terms and conditions and in such amounts as the Board or the Committee may determine, (ii) grant such holder permission to pay the exercise price in installments, or to accept such holder's note as whole or partial payment, (iii) permit such holder to repay loans made by the Company to such holder for the exercise of Warrants with issued and outstanding shares of Common Stock, or (iv) provide such financial assistance to such holder as the Board or the Committee determines to be desirable.

         The exercise of any Warrant granted under the Plan may be made subject to the condition that, if at any time the Board or the Committee shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of the Warrant shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company, which may include the withholding by the Company of shares of Common Stock to be issued upon exercise of a Warrant having a fair market value equal to the required withholding amount.

9.       TERMINATION OF WARRANTS

         A Warrant granted under the Plan shall be considered terminated in whole or in part, to the extent that, in accordance with the provisions of the Plan and such Warrant, it can no longer be exercised for any shares originally subject to the Warrant.

10.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         In the event of any change in the outstanding Common Stock or shares of Common Stock issuable upon conversion of any preferred stock of the Company by reason of a stock dividend, stock split, stock consolidation, recapitalization, reorganization, merger, split up or the like, the shares available for purposes of the Plan or under Warrant in outstanding Warrant Instruments pursuant to the Plan (and the Warrant price under such Warrant Instruments) shall be appropriately adjusted so as to preserve, but not increase, the benefits of the Plan to the Company and the benefits to the holders of such Warrants.

         Adjustments under this Section shall be made by the Board or the Committee.

11.      COMPLIANCE WITH SECURITIES LAWS AND OTHER REQUIREMENTS

         No certificate(s) for shares shall be issued upon exercise of a Warrant until the Company shall have taken such action, if any, as is then required to comply with the provisions of the Securities Act, the securities laws of the State of North Carolina, any other applicable state securities law(s) and the requirements of any exchange (including the NASDAQ National Market) on which the Common Stock may, at the time, be listed.

         In the case of the exercise of a Warrant by a person or estate acquiring the right to exercise the Warrant by bequest or inheritance, the Board or the Committee may require reasonable evidence as to the ownership of the Warrant and may require such consents and releases of taxing authorities as it may deem advisable.

12.      NO RIGHT TO CONSULT

         Neither the adoption of the Plan, nor its operation, nor any document describing or referring to the Plan, or any part thereof, shall confer upon any participant under the Plan any right to continue his/her consulting relationship with the Company, or shall in any way affect the right and power of the Company to terminate the consulting relationship with the Company of any participant under the Plan at any time with or without assigning a reason therefor, to the same extent as the Company might have done if the Plan had not been adopted.

13.      EFFECTIVE DATE OF THE PLAN

         The Plan was adopted by the Board on October____, 2000 and shall be effective for five (5) years from the earlier of the adoption of the Plan by the Board or approval of the Plan by the Company's stockholders, after which time no Warrant shall be granted, but such termination shall not affect any Warrant previously granted under the Plan.

14.      WARRANT SHARE LEGENDS

         Section 1.01 Each stock certificate issued upon exercise of a Warrant granted under the Plan shall bear such legends as set forth in the Warrant Instrument, including, without limitation, a legend containing the following words:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS."

The requirement that the above legend be placed upon certificates evidencing any such securities shall cease and terminate upon the earliest of the following events: (i) when such shares are transferred in an underwritten public offering,
(ii) when such shares are transferred pursuant to Rule 144 under the Securities Act or (iii) when such shares are transferred in any other transaction if the seller delivers to the Company an opinion of its counsel, which counsel and opinion shall be reasonably satisfactory to the Company, or a "no-action" letter from the Staff of the Securities and Exchange Commission, in either case to the effect that such legend is no longer necessary in order to protect the Company against a violation by it of the Securities Act upon any sale or other disposition of such shares without registration thereunder. Upon the occurrence of such event, the Company, upon the surrender of certificates containing such legend, shall, at its own expense, deliver to the holder of any such securities as to which the requirement for such legend shall have terminated, one or more new certificates evidencing such securities not bearing such legend.

                                                                       Exhibit E

                        CONFIDENTIAL DISCLOSURE AGREEMENT

         This Confidential Disclosure Agreement ("Agreement") is made this _____ day of ____________, ____ by and between Endeavor Pharmaceuticals, Inc., a Delaware corporation, located at 127 Racine Drive, Wilmington, North Carolina 28403, ("Endeavor") and David Stack, an individual whose address is Stack Pharmaceuticals, 5 Sylvan Way, Parsippany, NJ 07054 ("Consultant").

                               W I T N E S S E T H

         WHEREAS, Endeavor proposes to disclose certain proprietary and confidential information more fully defined below ("CONFIDENTIAL INFORMATION");

         WHEREAS, said CONFIDENTIAL INFORMATION is being disclosed for the purpose of Consultant performing certain consulting services for and on behalf of Endeavor;

         WHEREAS, Consultant has agreed to keep said CONFIDENTIAL INFORMATION secret and confidential during the term of this Agreement and to make no use of it whatsoever except as expressly authorized by Endeavor in writing.

         NOW THEREFORE, in consideration of the disclosure of CONFIDENTIAL INFORMATION to be provided pursuant to this Agreement and in consideration of the covenants set forth hereinafter, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do agree as follows:

         1. CONFIDENTIAL INFORMATION shall mean information relating to, without limitation, trade secrets, know-how, new chemical entities, processes, methodologies, analytical procedures, clinical procedures, clinical protocols, clinical and experimental results, formulations, patent applications, raw materials, business plans, financial information and models, and/or marketing strategies whether written, electronic, graphic, or oral, as well as physical samples and specimens, furnished or disclosed by Endeavor directly or indirectly to Consultant with the exception only of the following:

         a) information that is now in the public domain or subsequently enters the public domain without fault on the part of Consultant;

         b) information that is presently known to Consultant from his own sources and which was not subject to Endeavor confidentiality obligations by the disclosing party at the time of the disclosure, which Consultant can demonstrate by written records; or

         c) information Consultant lawfully receives from any third party not under any obligation to keep such information confidential.

         2. Consultant agrees not to use CONFIDENTIAL INFORMATION for any purpose other than for Consultant performing certain agreed upon consulting services for and on behalf of Endeavor.

         3. Consultant agrees that he will maintain in confidence all CONFIDENTIAL INFORMATION. In this regard, Consultant agrees to disclose CONFIDENTIAL INFORMATION only to those persons who are directly concerned with the use and evaluation of the CONFIDENTIAL INFORMATION for the purpose specified above and shall take all necessary and reasonable precautions to prevent such CONFIDENTIAL INFORMATION from being disclosed to an unauthorized person, firm, or company. Prior to disclosing CONFIDENTIAL INFORMATION to any other party, Consultant shall obtain Endeavor's permission to do so and shall require said party to enter into a Confidential Disclosure Agreement with Endeavor with such restrictions as Endeavor deems appropriate. Consultant shall take all necessary and reasonable precautions to prevent the unauthorized disclosure of the CONFIDENTIAL INFORMATION by any such third parties.

         4. Consultant understands and agrees that Consultant is performing work for hire for Endeavor and that any Inventions (as more fully defined below) or work product developed or conceived by Consultant during Consultant's performance of services for Endeavor that are related to the services provided are the sole property of Endeavor. Inventions shall include any (i) inventions, discoveries, programs, techniques, designs and/or concepts,
(ii) machinery, products, processes, information systems, software (including without limitation source code, object code, documentation, diagrams and flow charts), as well as any other discoveries, concepts and ideas, whether patentable or not, relating to any present or prospective activities or business of Endeavor. Consultant agrees to promptly disclose to Endeavor all Inventions Consultant makes while performing services to Endeavor. Consultant agrees to assign, and does hereby assign, to Endeavor or its nominees, all right, title and interest in and to Inventions made by Consultant. Consultant will, with reasonable reimbursement for expenses plus Consultant's standard consulting fee, but at no other expense to Endeavor, at any time during or after the Consultant's provision of services to Endeavor, sign and deliver all lawful papers and cooperate in such other lawful acts which may be reasonably necessary or desirable to protect or vest title in Inventions in Endeavor or its nominees, including applying for, obtaining, maintaining, and enforcing copyrights and/or patents on Inventions in all countries of the world. Provided, however, that nothing herein shall require Endeavor to accept or perfect any such assignment or other conveyance of any interest in any patent or Inventions or require Endeavor to prosecute such patent or other application. This provision does not apply to any Inventions for which Consultant affirmatively proves that no equipment, supplies, facility, or trade secret information of Endeavor was used and which was developed entirely on the Consultant's own time unless the Inventions result, either directly or indirectly, from any services performed by Consultant for Endeavor.

         5. Consultant further acknowledges that any violation of the provisions hereof will result in irreparable injury to Endeavor for which there is no adequate remedy at law, and Consultant agrees that, in the event of any breach of the provisions hereof, Endeavor shall be entitled to injunctive relief in addition to any other remedy at law or in equity which may be available to Endeavor. The parties hereto also agree that any court proceeding arising out of a breach of the provisions hereof shall be brought in New Hanover County, North Carolina, and that the General Court of Justice, New Hanover County, North Carolina, shall have jurisdiction over any proceedings arising out of a breach of this Agreement.

         6. The obligations of Consultant set forth in this Agreement shall continue for a period of ten (10) years from the date of the execution of this Agreement.

         7. This Agreement may only be changed by another written Agreement signed by both of the parties hereto.

         8. This Agreement shall inure to the benefit of and be binding upon the undersigned parties, their respective legal successors and assigns.

         9. This Agreement shall be governed and construed in accordance with the laws of the State of North Carolina, U.S.A.

         10. This Agreement shall be executed in duplicate originals with each party retaining one original for its records.

         IN WITNESS WHEREOF, Endeavor and Consultant have each caused this instrument to be executed as of the date and year first above written.


----------------------------------------
CONSULTANT NAME



ENDEAVOR PHARMACEUTICALS, INC.


By:
   -------------------------------------
   R. Forrest Waldon
   President and Chief Executive Officer